                                                                    EXHIBIT 99.1



                                [HOMESTORE LOGO]



                  HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS

    Revenue Growth, Improved Gross Margin, Positive Earnings Before Interest,
                     Depreciation and Amortization (EBITDA)

WESTLAKE VILLAGE, CALIF. -- MAY 6, 2004 -- Homestore, Inc. (NASDAQ: HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the first quarter ended March 31, 2004. Total revenue for the first quarter was $56.1 million, compared to $54.9 million in the fourth quarter of 2003. The gross margin improved to 75 percent from 74 percent in the previous quarter.

Homestore also reported that the net loss for the first quarter was $(5.1) million, or $(0.04) per share, compared to a net loss of $(12.1) million, or $(0.10) per share, for the fourth quarter of 2003. Results for the fourth quarter included a restructuring charge of $4.1 million and an impairment charge of $1.8 million. Earnings before interest, restructuring charges and certain other non-cash expenses, principally stock-based charges, depreciation, and amortization, referred to by the company as "EBITDA," was $602,000 in the first quarter, compared to a loss of $(770,000) in the fourth quarter of 2003. The improvement in EBITDA was primarily due to increases in the Company's revenue. The Company has historically reported income (loss) from operations because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business. Starting with 2004's first quarter results, the Company will refer to income from operations as EBITDA. No changes to the calculation were made, so EBITDA is comparable to income from operations in prior periods.

At March 31, 2004, Homestore had $41.1 million in cash and short-term investments available to fund operations, an increase of $5.5 million from the previous quarter. The first quarter represents the first quarter in the Company's history that resulted in positive cash flow from operations in its consolidated statements of cash flows.

"We achieved several milestones in our first quarter, including our first year-over-year quarterly revenue growth, positive EBITDA, and positive cash flows from operations," said Mike Long, Homestore's chief executive officer. "While our investment and repositioning efforts are ongoing, I believe these results



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 2



demonstrate the significant value our solutions offer the real estate industry, and early returns on the investments the Company has made over the last two years."

YEAR-OVER-YEAR QUARTERLY RESULTS

Revenue for the first quarter totaled $56.1 million, versus $54.9 million for the first quarter of 2003. The year-over-year increase in revenue is due to increases in the Company's Media Services segment of $1.7 million and Software segment of $0.2 million, offset by a $0.6 million decrease in revenue in the Print segment.

The net loss for the quarter was $(5.1) million, or $(0.04) per share, compared to net income of $87.2 million, or $0.72 per share, in the first quarter of 2003. Net income for the first quarter of 2003 included a $104.1 million one-time gain related to the settlement of the AOL distribution agreement.

UPDATE ON SETTLEMENT OF SHAREHOLDER CLASS ACTION LAWSUIT

In October 2003, Homestore announced a preliminary court approval of the settlement agreement between Homestore and The California State Teachers' Retirement System (CalSTRS) related to the consolidated shareholder class action lawsuit. On March 16, 2004, the Court issued its "Order Granting Motion for Final Approval of Partial Class Settlement and Directing Renotice of the Class." The Order directed that an abbreviated class notice be published and extended the deadline for class members to opt out or submit claims until May 31, 2004.

As a part of the settlement, Homestore agreed to pay $13.0 million in cash and issue 20.0 million new shares of common stock valued at $50.6 million as of August 12, 2003. In October 2003, Homestore placed $10.0 million in escrow upon preliminary approval by the U.S. District Court, and the final $3.0 million was put in escrow in April 2004. Following final judicial approval of the settlement, the $13.0 million and 20.0 million shares of newly issued common stock will be distributed to the class by the Court. Additional information regarding the settlement agreement is included in documents Homestore files from time to time with the Securities and Exchange Commission.

CONFERENCE CALL

As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Thursday, May 6, 2004, at 2:00 p.m. PDT (5:00 p.m. EDT). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's first quarter 2004 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Windows Media Player software is required and is obtainable at no cost. Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 3

telephone replay will also be available from 5:00 p.m. PDT (8:00 p.m. EDT) on May 6 until midnight on May 13 at 706-645-9291, conference code 6843446. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-Q for the quarter ended March 31, 2004 is expected to be filed with the Securities and Exchange Commission on, or before, Monday, May 10, 2004.

USE OF NON-GAAP FINANCIAL MEASURES

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash expenses, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 4



                                 HOMESTORE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)




                                                               THREE MONTHS ENDED
                                                   -------------------------------------------
                                                    MARCH 31,      DECEMBER 31,       MARCH 31,
                                                      2004            2003              2003
                                                   ---------        ---------        ---------
Revenue                                            $  56,096        $  53,017        $  51,915
Related party revenue                                     --            1,862            2,942
                                                   ---------        ---------        ---------
   Total revenue                                      56,096           54,879           54,857

Cost of revenue                                       14,098           14,188           15,324
                                                   ---------        ---------        ---------
   Gross profit                                       41,998           40,691           39,533

Operating expenses:
   Sales and marketing                                24,844           24,861           26,924
   Product and website development                     4,992            4,957            5,441
   General and administrative                         14,478           14,368           17,397
   Amortization of intangible assets                   2,328            2,492            7,590
   Restructuring charges                                 345            4,100               --
   Impairment of long-lived assets                        --            1,758               --
                                                   ---------        ---------        ---------
       Total operating expenses                       46,987           52,536           57,352
                                                   ---------        ---------        ---------
Loss from operations                                  (4,989)         (11,845)         (17,819)
Interest expense, net                                    (85)            (136)             (38)
Gain on settlement of distribution agreement              --               --          104,071
Other income (expense), net                               (9)             (76)             761
                                                   ---------        ---------        ---------
Income (loss) from continuing operations              (5,083)         (12,057)          86,975
Gain on disposition of discontinued
operations                                                --               --              229
                                                   ---------        ---------        ---------
   Net income (loss)                               $  (5,083)       $ (12,057)       $  87,204
                                                   =========        =========        =========

Basic income (loss) per share
   Continuing operations                           $   (0.04)       $   (0.10)       $    0.74
   Discontinued operations                                --               --               --
                                                   =========        =========        =========
   Net income (loss)                               $   (0.04)       $   (0.10)       $    0.74
                                                   =========        =========        =========

Diluted income (loss) per share
   Continuing operations                           $   (0.04)       $   (0.10)       $    0.72
   Discontinued operations                                --               --               --
                                                   ---------        ---------        ---------
   Net income (loss)                               $   (0.04)       $   (0.10)       $    0.72
                                                   ---------        ---------        ---------
Shares used to calculate basic and diluted
per share amounts
     Basic                                           121,138          120,273          118,151
                                                   =========        =========        =========
     Diluted                                         121,138          120,273          120,414
                                                   =========        =========        =========



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 5



                                 HOMESTORE, INC.
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

   IMPACT OF RESTRUCTURING, IMPAIRMENT AND CERTAIN OTHER NON-CASH EXPENSES ON
                     INCOME (LOSS) FROM OPERATIONS (EBITDA)
                                 (in thousands)
                                   (unaudited)


                                                            THREE MONTHS ENDED
                                                  ----------------------------------------
                                                  MARCH 31,      DECEMBER 31,      MARCH 31,
                                                    2004            2003             2003
                                                  --------        --------        --------
Income (loss) from operations                     $ (4,989)       $(11,845)       $(17,819)

Plus:
   Stock-based charges                                 417             105           2,844
   Amortization of intangible assets                 2,328           2,492           7,590
   Depreciation                                      2,501           2,620           3,248
   Restructuring charges                               345           4,100              --
   Impairment of long-lived assets                      --           1,758              --
                                                  --------        --------        --------
Income (loss) from operations excluding
restructuring, impairment and certain other
non-cash expenses (EBITDA)                        $    602        $   (770)       $ (4,137)
                                                  ========        ========        ========



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 6



                                 HOMESTORE, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                            THREE MONTHS ENDED
                                                                                  MARCH 31,
                                                                          --------------------------
                                                                            2004              2003
                                                                          ---------        ---------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
Income (loss) from continuing operations                                  $  (5,083)       $  86,975
 Adjustments to reconcile net income (loss) to net cash provided by
 (used in) continuing operating activities:
    Depreciation                                                              2,501            3,248
    Amortization of intangible assets                                         2,328            7,590
    Provision for doubtful accounts                                             192              340
    Stock-based charges                                                         417            2,844
    Gain on settlement of distribution agreement                                 --         (104,071)
    Other non-cash items                                                         37              (75)
Changes in operating assets and liabilities, net of discontinued
operations:
    Accounts receivable                                                         179            4,118
    Prepaid distribution expense                                              5,411            5,324
    Restricted cash                                                              --           90,000
    Other assets                                                             (1,024)          (1,165)
    Accounts payable and accrued expenses                                    (3,664)          (7,395)
    Accrued distribution agreement                                           (3,655)        (101,170)
    Deferred revenue                                                          7,876            6,738
    Deferred revenue from related parties                                        --           (2,942)
                                                                          ---------        ---------
Net cash provided by (used in) continuing operating activities                5,515           (9,641)
                                                                          ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                                          (1,931)          (2,490)
Maturities of short-term investments                                          1,000               --
Proceeds from sale of assets                                                     --            1,320
                                                                          ---------        ---------
Net cash used in investing activities                                          (931)          (1,170)
                                                                          ---------        ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options, warrants and shares
issuances under employee stock purchase plan                                  1,963              232
                                                                          ---------        ---------
Net cash provided by financing activities                                     1,963              232
                                                                          ---------        ---------
Net cash provided by (used in) continuing activities                          6,547          (10,579)
Net cash provided by discontinued operations                                     --              150
                                                                          ---------        ---------
Change in cash and cash equivalents                                           6,547          (10,429)
Cash and cash equivalents, beginning of period                               13,942           80,463
                                                                          ---------        ---------
Cash and cash equivalents, end of period                                  $  20,489        $  70,034
                                                                          =========        =========



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 7



                                 HOMESTORE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                           MARCH 31,         DECEMBER 31,
                                                              2004               2003
                                                          -----------        -----------
                                                          (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                             $    20,489        $    13,942
    Short-term investments                                     20,575             21,575
    Accounts receivable, net                                   14,205             14,576
    Current portion of prepaid distribution expense             5,098             10,509
    Other current assets                                       11,809             10,585
                                                          -----------        -----------
        Total current assets                                   72,176             71,187

Property and equipment, net                                    20,849             21,454
Goodwill, net                                                  20,477             20,477
Intangible assets, net                                         23,430             25,758
Other assets                                                   14,391             14,672
                                                          -----------        -----------
        Total assets                                      $   151,323        $   153,548
                                                          ===========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                      $     1,456        $     1,409
    Accrued expenses                                           39,642             42,576
    Accrued litigation settlement                              53,600             53,600
    Accrued distribution obligation                             3,751              7,406
    Obligation under capital leases                             1,486              1,535
    Deferred revenue                                           41,139             31,348
    Deferred revenue from related parties                          --              4,042
                                                          -----------        -----------
        Total current liabilities                             141,074            141,916

Obligation under capital leases                                   315                369
Deferred revenue                                                4,996                 --
Deferred revenue from related parties                              --              2,869
Other non-current liabilities                                   7,393              8,066
                                                          -----------        -----------
        Total liabilities                                     153,778            153,220
                                                          -----------        -----------

Stockholders' equity:
    Common stock                                                  123                122
    Additional paid-in capital                              1,995,219          1,992,591
    Treasury stock, at cost                                   (14,470)           (14,470)
    Deferred stock-based charges                                 (584)              (258)
    Accumulated other comprehensive income                        264                267
    Accumulated deficit                                    (1,983,007)        (1,977,924)
                                                          -----------        -----------
        Total stockholders' equity                             (2,455)               328
                                                          -----------        -----------

    Total liabilities and stockholders' equity            $   151,323        $   153,548
                                                          ===========        ===========




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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 8



                                 HOMESTORE, INC.
                            SEGMENT OPERATING RESULTS
                                 (in thousands)
                                   (unaudited)


                                            THREE MONTHS ENDED
                                  ---------------------------------------
                                   MARCH 31,    DECEMBER 31,      MARCH 31,
                                    2004           2003            2003
                                 --------        --------        --------
Revenue:
   Media services                $ 37,632        $ 36,508        $ 35,967
   Software                         7,061           6,814           6,866
   Print                           11,403          11,557          12,024
                                 --------        --------        --------
Total revenue                      56,096          54,879          54,857
                                 --------        --------        --------

Operating income (loss)
   Media services                   5,407           5,578           2,982
   Software                          (353)           (865)         (1,846)
   Print                             (407)           (375)           (489)
   Unallocated                     (9,636)        (16,183)        (18,466)
                                 --------        --------        --------
      Loss from operations       $ (4,989)       $(11,845)       $(17,819)
                                 ========        ========        ========




                                 HOMESTORE, INC.
                                 SEGMENT REVENUE
                                 (in thousands)
                                   (unaudited)


                                            THREE MONTHS ENDED
                                   -------------------------------------
                                   MARCH 31,    DECEMBER 31,   MARCH 31,
                                    2004(1)        2003          2003
                                   -------       -------       -------
Revenue by Segment
   Media -- Core                   $37,049       $35,185       $33,619
   Media  -- Cendant                   583         1,323         2,348
                                   -------       -------       -------
                     Total          37,632        36,508        35,967

    Software -- Core                 6,767         6,275         6,272
    Software -- Cendant                294           539           594
                                   -------       -------       -------
                     Total           7,061         6,814         6,866

    Print                           11,403        11,557        12,024
                                   -------       -------       -------

             Total revenue         $56,096       $54,879       $54,857
                                   =======       =======       =======



--------

1 Related party revenue is no longer reported separately in our income statement because Cendant ceased to be a related party in January 2004.



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HOMESTORE REPORTS FIRST QUARTER 2004 RESULTS                              PAGE 9




ABOUT HOMESTORE

Homestore, Inc. (NASDAQ: HOMS) is the leading provider of real estate media and technology solutions. The Company operates the number one network of home and real estate Web sites including flagship site REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. Homestore also operates RENTNET(R), an apartments, corporate housing and self-storage resource and Senior Housing Net(R), a comprehensive resource for seniors, as well as Homestore.com(R), a home information resource. Homestore's print businesses are Homestore(R) Plans and Publications and Welcome Wagon(R). Homestore's professional software divisions include Computers for Tracts(TM), Top Producer(R) Systems and WyldFyre(TM) Technologies. For more information: http://ir.homestore.com.


                                      # # #


Contact:
Mollie O'Brien
Director, Investor Relations
Homestore Inc.
805-557-2303
investorrelations@homestore.com